U.S. WELL SERVICES

# $60 MILLION TACK-ON SENIOR SECURED NOTES DUE 2017

## INVESTOR PRESENTATION

October 2013

# DISCLAIMER

**FORWARD LOOKING STATEMENTS AND OTHER MATTERS**

*THE FINANCIAL AND OPERATING PROJECTIONS CONTAINED HEREIN REPRESENT CERTAIN ESTIMATES OF U.S. WELL SERVICES, INC. ("USWS" OR THE "COMPANY") AS OF THE DATE HEREOF. USWS'S INDEPENDENT PUBLIC ACCOUNTANTS HAVE NOT EXAMINED, REVIEWED OR COMPILED THE PROJECTIONS AND, ACCORDINGLY, DO NOT EXPRESS AN OPINION OR OTHER FORM OF ASSURANCE WITH RESPECT THERETO. FURTHERMORE, NEITHER USWS NOR ITS MANAGEMENT CAN GIVE ANY ASSURANCE THAT THE PROJECTIONS CONTAINED HEREIN ACCURATELY REPRESENT USWS'S RESULTS OF OPERATIONS OR FINANCIAL CONDITION. THE ASSUMPTIONS UPON WHICH THE PROJECTIONS ARE BASED ARE DESCRIBED IN MORE DETAIL HEREIN. SOME OF THESE ASSUMPTIONS INEVITABLY WILL NOT MATERIALIZE AND UNANTICIPATED EVENTS MAY OCCUR THAT COULD AFFECT USWS'S RESULTS. THEREFORE, USWS'S ACTUAL RESULTS ACHIEVED DURING THE PERIODS COVERED BY THE PROJECTIONS WILL VARY AND MAY VARY MATERIALLY FROM THE PROJECTED RESULTS. THESE VARIATIONS COULD MATERIALLY AFFECT USWS'S ABILITY TO MAKE PAYMENTS WITH RESPECT TO ANY OF ITS OUTSTANDING AND/OR FUTURE DEBT SERVICE OBLIGATIONS.*

*UNLESS OTHERWISE NOTED, THE FORECASTED INDUSTRY AND MARKET DATA CONTAINED IN THE ASSUMPTIONS FOR THE PROJECTIONS ARE BASED UPON MANAGEMENT ESTIMATES AND INDUSTRY AND MARKET PUBLICATIONS AND SURVEYS. THE INFORMATION FROM INDUSTRY AND MARKET PUBLICATIONS HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE, BUT THERE CAN BE NO ASSURANCE AS TO THE ACCURACY OR COMPLETENESS OF THE INCLUDED INFORMATION. USWS HAS NOT INDEPENDENTLY VERIFIED ANY OF THE DATA FROM THIRD-PARTY SOURCES, NOR HAS USWS ASCERTAINED THE UNDERLYING ECONOMIC ASSUMPTIONS RELIED UPON THEREIN.*

*THESE MATERIALS ARE BEING SUPPLIED TO YOU SOLELY FOR YOUR INFORMATION AND FOR USE AT THE PRESENTATION. THIS PRESENTATION AND THESE MATERIALS MAY NOT BE REPRODUCED, REDISTRIBUTED OR PASSED ON, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR PUBLISHED, IN WHOLE OR IN PART, BY ANY MEDIUM OR FOR ANY PURPOSE*

# INTRODUCTION

# INTRODUCTION

**Proposed Transaction**

- $60 million tack-on to its Senior Secured Notes due 2017
- Purchase: one additional traditional hydraulic fracturing fleet and one hydraulic fracturing 'Clean Fleet'

**Secured Two Additional Take-or-Pay Contracts**

- The addition of these fleets is expected to provide ~$28mm of incremental ann. EBITDA(~$20mm based on contracted minimum)
-

| Fleet | Committed Revenue | Term | Start Date |
|---|---|---|---|
| Fleet 4 | $28 - $42 million | 14 months | 11/1/2013 |
| Fleet 5 | $126 million | 36 months | 4/12/2014 |

**State-of-the- art Equipment and Technology**

- 3 existing high-spec fleets; over 109,000 HP
- CLEAN FLEET technology, proprietary-technology fluid system and sand vac technology

**Clean Fleet technology is consistent with industry trends**

- Utilize natural gas powered generators to power the pumps
- 20-30 year life asset vs. 7-10 year for traditional fracturing fleets
- Significantly reduced environmental footprint
- Savings from fuel costs and maintenance

**Strong Credit Profile**

| | Actual | Pro Forma |
|---|---|---|
| Total Debt / EBITDA............... | 2.2x | 2.2x |
| EBITDA / Interest Expense...... | 3.3x | 3.3x |

# Sources & Uses and Pro Forma Capitalization

($ in millions)

| Sources of Funds | | Uses of Funds | |
|---|---|---|---|
| Senior Secured Notes Tack-on [1] | $ 59.4 | Equipment Purchase | $ 79.5 |
| Cash and Short-Term Borrowings | 22.3 | Fees & Expenses | 2.2 |
| Total Sources of Funds | $ 81.7 | Total Uses of Funds | $ 81.7 |

| | Estimated as of August 31, 2013 | |
|---|---|---|
| | Actual | Pro Forma |
| Cash [2] | $ 8.0 | $ 0.1 |
| Net Receivables | $ 11.3 | $ - |
| Debt: | | |
| Revolving Credit Facility [2] | $ 3.9 | $ 7.0 |
| Senior Secured Notes | 80.4 | 140.4 |
| Other Indebtedness | 2.7 | 2.7 |
| **Total Debt** | **$ 87.0** | **$ 150.1** |
| Redeemable Preferred | $ 36.0 | $ 36.0 |
| Total Debt / EBITDA | 2.2x | 2.2x |
| EBITDA / Interest Expense | 3.3x | 3.3x |

(1) $60.0 million principal amount issued at 99.00 to yield 14.869%.

(2) Assumes $7 million total revolver draw and does not account for cash flow generated from August 31, 2013 to April 30, 2014

# COMPANY OVERVIEW

# USWS: Consistent Execution


($ in millions)
February 2012
Placed $85 million of Senior Secured Notes and $30 million of Preferred Stock
April 2012
Received first Hydraulic Fracturing fleet and initiated first contract
August 2012
Received second fleet and initiated second contract
April 2013
Announced plan to add third frac fleet
Completed $12 million add-on to fund third fleet
May 2013
Received third fleet and initiated operations
68,000 HHP
95,000 HHP
109,000 HHP
127,000 HHP
152,200 HHP
$14.5
$20.0
$27.9
$30.7
$49.7
$47.9
$54.1
$65.1
$79.2
$70.8
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
1,000
900
800
700
600
500
400
300
200
100
-
Hydraulic Fracturing Stages
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13E
Q4-13E
Q1-14E
Q2-14E
Q3-14E
Q4-14E
Clean Fleet 1
Fleet 4
Fleet 3
Fleet 2
Fleet 1
Run-Rate EBITDA

# CLEAN FLEET - OVERVIEW


USWS
PATENT
PENDING
PROCESS
USWS

- *The world's first Fully Electric, Fully Mobile Well Stimulation System, Powered by Natural Gas*
  - *Utilizes field gas for power*
  - *Smaller Footprint*
  - *Reduces Emissions*
  - *Reduces location noise*
  - *No diesel or hot fueling on location*
  - *Increases pump power*
  - *Increases pump control*
  - *Fewer moving parts*
  - *Less oil on location*
- *Robust design utilizes existing components and technology from current applications: stimulation equipment, utility power generation, drilling rigs, locomotives, industrial mining, and marine propulsion*
- *World-Class design and build team utilizing components and engineering from leading industry manufacturers*

## Customer Benefits

- *Reduces fuel costs*
- *Smaller footprint*
- *Reduces truck traffic to well site*
- *Lowers emissions*
- *Lowers noise levels*

## USWS Benefits

- *Safer operations*
- *Lowers maintenance costs*
- *Substantially longer life for generators and electric motors than combustion engines and transmission*
- *More available pumping time*

# INCREASED MARCELLUS & UTICA SHALE ACTIVITY

**USWS** U.S. WELL SERVICES

## *Increased Marcellus & Utica Activity*



2011: 1345 wells
2012: 1696 wells
1H-2013: 1214 wells



2009-2010:
907 Wells
Deals:46
Value:$22,489



2011-Pres:
2,759 Wells
Deals:28
Value:$9,207

- *77 Marcellus and 33 Utica horizontal rigs currently active*
- *923 Marcellus and 291 Utica horizontal wells drilled in first half of 2013*
- *Markwest is constructing a third Marcellus 200 MMcf/d plant, Sherwood III, expected on-line in Q4-13 and a fourth 200 MMcf/day plant, Sherwood IV, expected on-line in Q2-14*
- New Utica Shale 200 MMcfd cryogenic processing facility located in Noble County, Ohio expected on-line in Q4-13

## *Appalachian Horizontal Rig Count and Production*



1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
200
180
160
140
120
100
80
60
40
20
0
Jan-05
Jun-05
Nov-05
Apr-06
Sep-06
Feb-07
Jul-07
Dec-07
May-08
Oct-08
Mar-09
Aug-09
Jan-10
Jun-10
Nov-10
Apr-11
Sep-11
Feb-12
Jul-12
Dec-12
Daily Boe
Rig Count

*Source: Antero Resources, LLC September 2013 Company Overview, HPDI DI Desktop, Baker Hughes Rig Count.*

# DIVERSIFIED CLIENT BASE

**Corporate Statistics** (Antero Resources)

| | |
|---|---|
| Financial Sponsor: | Warburg Pincus |
| Focus: | Marcellus, Utica |
| Acreage: | 429,000 Net Acres |
| No. Rigs: | 19 |

**Corporate Statistics** (Atlas Resource Partners, L.P.)

| | |
|---|---|
| Market Cap: | $1.2bb (NYSE: ARP) |
| Focus: | Marcellus / Utica |
| Acreage: | 8,500 Net Acres |
| No. Rigs: | 1 - 2 |

**Corporate Statistics** (Inflection Energy LLC)

| | |
|---|---|
| Financial Sponsor: | Bregal Energy |
| Focus: | Marcellus |
| Acreage: | 21,000 Net Acres |
| No. Rigs | 1 |

**Corporate Statistics** (Mountaineer Keystone LLC)

| | |
|---|---|
| Financial Sponsor: | First Reserve Corp. |
| Focus: | Marcellus |
| Acreage: | N/A |
| No. Rigs | 1 |

**Corporate Statistics** (Halcón Resources)

| | |
|---|---|
| Market Cap: | $2.0bb (NYSE:HK) |
| Focus: | Utica / Point Pleasant |
| Acreage: | 142,000 Net Acres |
| No. Rigs | 2 |

**Corporate Statistics** (EQT)

| | |
|---|---|
| Market Cap: | $13.6bb (NYSE:EQT) |
| Focus: | Marcellus / Utica |
| Acreage: | 573,600 Net Acres |
| No. Rigs | 10 |

*Note: Above statistics relate exclusively to Appalachian Basin operations.*

# FINANCIAL OVERVIEW

# FINANCIAL SUMMARY

($ in millions)

**Revenue**


$80
$70
$60
$50
$40
$30
$20
$10
$0
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

**EBITDA**


$25
$20
$15
$10
$5
$0
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

**EBITDA / Revenue**


30%
25%
20%
15%
10%
5%
0%
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14

**Capital Expenditures**


$70
$60
$50
$40
$30
$20
$10
$0
2012
2013
2014

# PRO FORMA CREDIT STATISTICS

($ in millions)

| | As of | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Q1-13 | Q2-13 | Q3-13E | Q4-13E | FY 2013E | Q1-14E | Q2-14E | Q3-14E | Q4-14E | FY 2014E |
| Financial Information | | | | | | | | | | |
| Total Assets | $ 97.8 | $ 113.2 | $ 121.3 | $ 195.1 | **$ 195.1** | $ 198.5 | $ 211.5 | $ 209.9 | $ 218.7 | **$ 218.7** |
| Total Debt | 72.1 | 84.5 | 84.1 | 146.6 | **146.6** | 145.9 | 145.2 | 144.5 | 143.8 | **143.8** |
| Stages | 355 | 426 | 583 | 689 | **2,053** | 744 | 876 | 966 | 922 | **3,508** |
| Rev/Stage | 100,724 | 92,245 | 80,289 | 76,911 | **85,170** | 78,325 | 75,387 | 75,243 | 75,174 | **75,914** |
| Revenue | $ 35.8 | $ 39.3 | $ 46.8 | $ 53.0 | **$ 174.9** | $ 58.3 | $ 66.0 | $ 72.7 | $ 69.3 | **$ 266.3** |
| Margin | 19.5% | 19.5% | 26.5% | 22.6% | **22.3%** | 23.2% | 24.6% | 27.2% | 25.6% | **25.3%** |
| EBITDA | 7.0 | 7.7 | 12.4 | 12.0 | **$ 39.0** | 13.5 | 16.3 | 19.8 | 17.7 | **$ 67.3** |
| Interest Expense | 3.8 | 4.4 | 2.9 | 5.1 | **16.3** | 5.1 | 5.2 | 5.1 | 5.1 | **20.6** |
| Capital Expenditures | 0.2 | 21.3 | 9.6 | 33.5 | **64.6** | - | 45.4 | 0.6 | 0.6 | **46.6** |
| Hydraulic Horsepower | 68,000 | 95,000 | 109,000 | 127,000 | **127,000** | 127,000 | 152,200 | 152,200 | 152,200 | **152,200** |
| Credit Statistics | | | | | | | | | | |
| Total Debt / Annualized EBITDA | 2.6x | 2.8x | 1.7x | 3.1x | **3.8x** | 2.7x | 2.2x | 1.8x | 2.0x | **2.1x** |
| EBITDA / Interest Expense | 1.8x | 1.8x | 4.2x | 2.3x | **2.4x** | 2.6x | 3.1x | 3.8x | 3.4x | **3.3x** |
| Total Assets / Total Debt | 1.4x | 1.3x | 1.4x | 1.3x | **1.3x** | 1.4x | 1.5x | 1.5x | 1.5x | **1.5x** |
| Total Debt / HHP (000's) | $ 1,060 | $ 889 | $ 771 | $ 1,155 | **$ 1,155** | $ 1,149 | $ 954 | $ 950 | $ 945 | **$ 945** |

# PAYMENT SCHEDULE

($ in millions)

| Conventional Fleet | Down Pmt. Oct. 31, 2013 | | Final Pmt. Jan. 31, 2014 | | Total | |
|---|---|---|---|---|---|---|
| Frac Equipment | $ | 5.9 | $ | 8.9 | **$** | **14.8** |
| Tractors | | 4.3 | | - | | **4.3** |
| Other | | 5.2 | | - | | **5.2** |
| **Sub-Total** | $ | 15.4 | $ | 8.9 | **$** | **24.3** |

| Clean Fleet | Down Pmt. Oct. 31, 2013 | | Final Pmt. Apr. 30, 2014 | | Total | |
|---|---|---|---|---|---|---|
| Frac Equipment | $ | 7.0 | $ | 29.0 | **$** | **36.0** |
| Turbines | | 1.5 | | 9.3 | | **10.8** |
| Tractors | | 0.4 | | 2.1 | | **2.5** |
| Other | | 0.5 | | 5.4 | | **5.9** |
| **Sub-Total** | $ | 9.4 | $ | 45.8 | **$** | **55.2** |
| **Total** | **$** | **24.8** | **$** | **54.7** | **$** | **79.5** |

# APPENDIX

# SUMMARY OF PROPOSED TERMS

| | |
|---|---|
| Issuer.......................................... | US Well Services, LLC (the "Company"). |
| Issue.......................................... | Senior Secured Notes due 2017 (the "Notes"). |
| Placement Type......................... | 4(2) Private Placement with Registration Rights. |
| Aggregate Principal Amount…. | $60,000,000. |
| Issue Price................................. | 99.000% |
| Gross Proceeds.......................... | $59,400,000. |
| Coupon....................................... | 14.50% payable semi-annually in cash. |
| Yield to Maturity......................... | 14.869%. |
| Maturity...................................... | February 15, 2017. |
| Use of Proceeds…..................... | Net proceeds will be used to acquire one new conventional hydraulic fracturing fleet and one new "Clean" hydraulic fracturing fleet. |
| Ranking…................................... | The Notes will be Senior Secured obligations of the Company. |
| Optional Redemption………….. | February 15, 2015 to February 14, 2016 ................107.250%<br>February 15, 2016 and thereafter.........................100.000%<br><br>The Company may redeem up to 35% of the Notes with the proceeds from certain equity offerings at a price of 110% plus coupon prior to the first call date. Open markets purchases of the Notes are allowed at any time. |
| Covenants.................................. | Same as existing notes, except for consented items. |
| Consent Requested.................. | Yes; Incurrence of Existing Indebtedness (increase revolver from $7.5mm to $15mm); technical covenants to complete transaction. |

# REQUESTED AMENDMENTS

**USWS is requesting the following modifications to the Indenture dated February 21, 2012 and First Supplemental Indenture dated July 16, 2012:**

- *Section 4.24(ii) is hereby modified as follows (p. 78 of Indenture dated February 21, 2012):*

  *"…(ii) additional equipment purchases permitted pursuant to clause (15)* ***and (16)*** *of the second paragraph under the heading "—Incurrence of Indebtedness and Issuance of Preferred Stock" and (iii) Capital Expenditures made with any Remaining Amounts or the net cash proceeds of any Equity Offering shall not be counted for purposes of the Capex Limit. All Capital Expenditures shall first be applied to reduce the carry-forward from the previous fiscal year (or portion thereof), if any, and then to reduce the applicable Capex Limit for the current year."*

- *Section 4.09(b)(1) is hereby modified as follows (First Supplemental Indenture dated July 16, 2012):*

  *"(1) the incurrence by USW LLC and its Restricted Subsidiaries of Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit under Credit Facilities being deemed to have a principal amount equal to the maximum potential liability of USW LLC and its Restricted Subsidiaries thereunder) not to exceed ~~$7.5~~* ***$15.0*** *million, less the aggregate amount of all Net Proceeds of Asset Sales applied by USW LLC or any of its Restricted Subsidiaries since the Issue Date to repay any term Indebtedness under a Credit Facility classified under this clause (1) or to repay any revolving credit Indebtedness under such Credit Facility and effect a corresponding commitment reduction thereunder pursuant to Section 4.10.*

- *The following clause will be inserted as Section 4.09(b)(16) (p. 65 of Indenture dated February 21, 2012):*

  *(16)the incurrence by USW LLC or any of the Guarantors of Indebtedness not to exceed $60.0 million in aggregate principal amount; provided that (i) such Indebtedness is used by USW or any Guarantor solely for the purpose of acquiring equipment and (ii) such Indebtedness is only incurred in the form of New Notes.*

- *The following clauses will be added as Section 4.06(d) (p. 58 of Indenture dated February 21, 2012):*

  *(d) However, USW will not be required to make an Excess Cash Offer for the period ending March 31, 2014.*

# TIMING OF EVENTS

| September | | | | | | |
|---|---|---|---|---|---|---|
| S | M | T | W | T | F | S |
| 1 | 2 | 3 | 4 | 5 | 6 | 7 |
| 8 | 9 | 10 | 11 | 12 | 13 | 14 |
| 15 | 16 | 17 | 18 | 19 | 20 | 21 |
| 22 | 23 | 24 | 25 | 26 | 27 | 28 |
| 29 | 30 | | | | | |

| October | | | | | | |
|---|---|---|---|---|---|---|
| S | M | T | W | T | F | S |
| | | 1 | 2 | 3 | 4 | 5 |
| 6 | 7 | 8 | 9 | 10 | 11 | 12 |
| 13 | 14 | 15 | 16 | 17 | 18 | 19 |
| 20 | 21 | 22 | 23 | 24 | 25 | 26 |
| 27 | 28 | 29 | 30 | 31 | | |

| Dates | Events |
|---|---|
| 9/30 - 10/4 | ▪ Management calls with bondholders<br>▪ Finalize terms with bondholders |
| 10/7 | ▪ Release 8-K announcing transaction<br>▪ Launch bond offering & consent solicitation<br>▪ Distribute investor kits |
| 10/8 | ▪ Price bond offering<br>▪ Receive signature pages |
| 10/9 | ▪ BONY receive medallion stamped letters<br>▪ Close bond offering & consent<br>▪ Fund to escrow |